CONSENTS OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 17 to the registration statement on Form N-1A (the "Registration Statement") of our reports dated December 27, 1994, relating to the financial statements and financial highlights of The Pierpont Treasury Money Market Fund, The Pierpont Short Term Bond Fund, The Pierpont Bond Fund and The Pierpont International Equity Fund and the Financial statements and supplementary data of The Treasury Money Market Portfolio, The Short Term Bond Portfolio, The U.S. Fixed Income Portfolio and The Non-U.S. Equity Portfolio appearing in the October 31, 1994 Annual Reports, which are also incorporated by reference into the Registration Statement.

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of the Registration Statement of our reports dated December 30, 1994, relating to the financial statements and financial highlights of The Pierpont Emerging Markets Equity Fund and the financial statements and supplementary data of The Emerging Markets Equity Portfolio appearing in the October 31, 1994 Annual Report, which is also incorporated by reference into the Registration Statement.

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of the Registration Statement of our reports dated January 25, 1995, relating to the financial statements and financial highlights of The Pierpont Money Market Fund and the financial statements and supplementary data of The Money Market Portfolio appearing in the November 30, 1994 Annual Report, which also incorporated by reference into the Registration Statement.

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of the Registration Statement of our reports dated May 23, 1995, relating to the financial statements and financial highlights of The Pierpont New York Total Return Bond Fund and the financial statements and supplemental data of The New York Total Return Bond Portfolio appearing in the March 31, 1995 Annual Report, which is also incorporated by reference into the Registration Statement.

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of the Registration Statement of our reports dated July 26, 1995, relating to the financial statements and financial highlights of The Pierpont Equity Fund and The Pierpont Capital Appreciation Fund and the

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Consents of Independent Accountants
Page 2


financial statements and supplemental data of The Selected U.S. Equity Portfolio and the U.S. Small Company Portfolio appearing in the May 31, 1995 Annual Report, which is also incorporated by reference into the Registration Statement.

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of the Registration Statement of our reports dated August 28, 1995, relating to the financial statements and financial highlights of The Pierpont Diversified Fund and the financial statements and supplemental data of The Diversified Portfolio appearing in the June 30, 1995 Annual Report, which is also incorporated by reference into the Registration Statement.

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of the Registration Statement of our reports dated October 24, 1995, relating to the financial statements and financial highlights of The Pierpont Tax Exempt Money Market Fund and The Pierpont Tax Exempt Bond Fund and the financial statements and supplemental data of The Tax Exempt Money Market Portfolio and The Tax Exempt Bond Portfolio appearing in the August 31, 1995 Annual Report, which is also incorporated by reference into the Registration Statement.

We also consent to the reference to us under the heading "Independent Accountants" in the Statement of Additional Information.


/s/ PRICE WATERHOUSE LLP
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York  10036
December 21, 1995